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                                                                   EXHIBIT 4.7

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CERTICATE FOR NOT MORE THAN 100,000 SHARES

               NUMBER
               C000000

   [LOGO OF SUN COMPANY APPEARS HERE]
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INCORPORATED UNDER THE LAWS OF                                   COMMON STOCK
THE COMMONWEALTH OF PENNSYLVANIA                                PAR VALUE $1.OO

                    [LOGO OF SUN COMPANY APPEARS HERE]

THIS CERTIFICATE IS TRANSFERABLE                     CUSIP 866762 10 7
IN THE CITIES OF NEW YORK,                  SEE REVERSE FOR CERTAIN DEFINITIONS
WILMINGTON, DE. AND CALGARY, ALBERTA

                              SUN COMPANY, INC.

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THIS IS TO CERTIFY THAT

                                  SPECIMEN

IS THE OWNER OF

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         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SUN COMPANY,INC (hereinafter referred to as the "Company") transferrable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions in the Articles of Incorporation, as amended, of the Company (a copy of which certificate is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its authorized officers.


CERTICATE OF STOCK
DATED
     /s/ Donald J. Ainsworth                  /s/ Robert H. Campbell
                         SECRETARY                                 CHAIRMAN

REGISTERED:                              COUNTERSIGNED:
     SUN COMPANY, INC.                        SUN COMPANY, INC.
     (WILMINGTON, DE)                         (WILMINGTON, DE)

BY:                                      BY:
                                             /s/ Daria A. Kachmar

               AUTHORIZED OFFICER.                            TRANSFER AGENT.

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CERTIFICATE FOR NOT MORE THAN 100,000 SHARES

               SHARES

         [SEAL APPEARS HERE]
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                              SUN COMPANY, INC.

     A COMPLETE STATEMENT OF THE PREFERENCES, QUALIFICATIONS, PRIVILEGES, LIMITATIONS, RESTRICTIONS AND OTHER SPECIAL OR RELATIVE RIGHTS GRANTED TO OR IMPOSED UPON THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION MAY BE OBTAINED, WITHOUT CHARGE, EITHER AT THE OFFICE OF THE CORPORATION OR AT THE OFFICE OF A TRANSFER AGENT.

                        ----------------------------

            KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                        ----------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common
TEN ENT  --as tenants by the entireties
JT TEN   --as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT  --           Custodian
                     ----------          ----------
                      (Cust)               (Minor)
                     under Uniform Gifts to Minors
                     Act
                        ---------------------
                               (State)
         Additional abbreviations may also be used though not in the above list.

     For value received, _______________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

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- -----------------------------------------------------------------Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      --------------------------------------------------------

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Attorney to transfer the said stock in the books of the within named Company with full power of substitution in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

Dated
     ----------------------------

SIGNATURE GUARANTEED BY:     SIGN HERE
                                      -----------------------------------------

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Notice: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.